Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-168569) on Form N-1A of Equinox Aspect Core Diversified Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 29, 2016, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2016 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights,” “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2017

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-168569) on Form N-1A of Equinox BH-DG Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 29, 2016, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2016 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights,” “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2017

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-168569) on Form N-1A of Equinox Campbell Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 29, 2016, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2016 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights,” “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2017

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-168569) on Form N-1A of Equinox Chesapeake Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 29, 2016, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2016 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights,” “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2017

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-168569) on Form N-1A of Equinox Crabel Strategy Fund, a series of the Equinox Funds Trust, of our report dated November 29, 2016, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2016 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights,” “Independent Registered Public Accounting Firm” and “Portfolio Holdings Disclosure” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2017